Fees Summary	Jul. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,977,626.80
Previously Paid Amount	0.00
Total Fee Amount	825.52
Total Offset Amount	0.00
Net Fee	$ 825.52